                                                                   EXHIBIT 10.20


                          COLLATERAL SECURITY AGREEMENT

         AGREEMENT, made this 1st day of November, 2001 by and between:

                  ACTRADE CAPITAL, INC. a Delaware corporation with offices at 200 Cottontail Lane, Vantage Court South, Somerset, NJ 08873 ("Actrade"); and

                  XETEL CORPORATION, a Delaware corporation with offices at 2105 Gracy Farms Lane, Austin TX 78758 ("Maker"); who are sometime herein referred to as the "parties."

                                   WITNESSETH

         WHEREAS, in connection with the purchase of goods and/or services from a supplier who is a participant in Actrade's TAD Program ("Seller"), Maker has issued a series of TADs identified as follows: #119898 for $433,356.80, #119896 for $433,356.00, #119897 for $433,356.00 and
         #119895 for $433,356.00, totaling the sum of $1,733,424.80, all of which were due on October 23, 2001, and

         WHEREAS, Maker has defaulted in payment of the aforesaid TADs and wishes to restructure the aforesaid TADs, and

         WHEREAS Actrade has agreed to restructure the aforesaid TADs with new maturity dates extending through January 23, 2002 ("Restructured TADs" hereafter), provided that Maker (i) posts the additional collateral security as set forth in this Agreement which shall be supplemental to the existing TAD Program acknowledgements and agreements (collectively the "Program Agreements") between Maker and Actrade, and (ii) makes payment to Actrade in the sum of $52,000.00 on or before November 26, 2001 ("Initial Sum"), the provisions of which are incorporated herein by reference.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Program Agreements, as well as other good and valuable consideration receipt of which is hereby acknowledged, the parties agree as follows:

         1. COLLATERAL SECURITY. Maker confirms that it intends to make payment of the Initial Sum on or before November 26, 2001 and pay the Restructured TADs on or before January 23, 2002 as herein before described and that in consideration of Actrade's agreement to restructure said TADs, it shall agree to provide to Actrade the following described securities as collateral security for the due payment of the Initial Sum and the Restructured TADs:

                           ALL OFFICE EQUIPMENT AND FURNITURE, INCLUDING BUT NOT LIMITED TO, COMPUTERS, PRINTERS, DESKS, TABLES, WORKSTATIONS, CUBICLES, WORKBENCHES, CHAIRS, CABINETS, LETTER FILES, AND OTHER COLLATERAL DESCRIBED IN ATTACHMENT "SCHEDULE A"

         2. UCC -1 FINANCING STATEMENT. Maker agrees to provide and execute all documentation necessary to enforce the UCC-1 Financing Statement in connection herewith.

         3. GENERAL TERMS OF THIS SECURITY AGREEMENT. The parties agree that the following terms and conditions shall govern this Security Agreement:

                  (i) The security period shall commence on the date of the execution of this Agreement by all parties.

                  (ii) The security period shall continue thereafter until all conditions set forth herein are met and satisfied including the payment in full for all TADs issued by Maker and purchased by Actrade from Seller including the Restructured TADs.

                  (iii) Upon receipt from Actrade of a notice of default in payment of the Initial Sum on or before November 26, 2001, and/or payment of the Restructured TADs on or before January 23, 2002, or any facts otherwise constituting a default under this Agreement, Actrade shall immediately notify Maker in writing that a default has been declared. Maker shall have two (2) business days to cure the default. If not cured within such period then, without further notice to Maker, upon the written request of Actrade, Actrade shall take all steps necessary to effect enforcement and collection of collateral security described herein.

                  (iv) Upon payment in full of the aforesaid TADs, and payment in full to Actrade of all TADs and amount due thereunder, Actrade shall file a UCC-3, Termination Statement.

         4. GOVERNING LAW. This Agreement is governed by the laws of the State of New York. Any legal action or proceeding arising out of or relating to this Agreement may be instituted only in the Courts of the state of New York, within the City and County of New York, or of the United States of America for the Southern District of New York, and the parties hereto hereby irrevocably submit to the jurisdiction of each such court in any such action or proceeding. Further, in connection with any such proceeding, the parties hereto waive their right to a trial by jury and further consent to the service of process by means of certified or registered mail, addressed to the addresses set forth herein or as may be changed in writing by any of the parties hereto from time to time.

         5. WARRANTIES, REPRESENTATIONS AND COVENANTS: To induce Actrade to enter into this Agreement and with full knowledge that the warranties, representations and covenants herein are being relied upon by Actrade, Maker warrants, represents and covenants that:

                  (a) The execution of this Agreement, and the performance by Maker of its covenants and undertakings hereunder have been duly authorized by all requisite corporate action, and approved by the Board of Directors of Maker, and Maker has the corporate power and authority to enter into this Agreement and perform the covenants and undertakings to be performed by it hereunder, and is under no other impediment which would adversely affect its ability to consummate or prohibit it from consummating the transactions contemplated hereby.

                  (b) This Agreement has been duly authorized, executed and delivered by Maker and constitutes a valid and legally binding obligation thereof enforceable in accordance with its terms.

                  (c) Maker acknowledges that Actrade is not a bank or lending institution and confirms its understanding that this Agreement is an accommodation as part of its relationship with Actrade under the TAD Program;

         6. SAVING CLAUSE. In case any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or un-enforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If, moreover, any one or more provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration or geographic scope, activity or subject matter, including but not limited to any rate of interest being deemed to be excessive or beyond the highest such rate permitted by applicable law, then, in such event, it shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

         7. CHANGES IN WRITING. This Agreement may be changed only in writing and only if the writing is signed by each of the parties hereto.

         8. ASSIGNMENT. The parties hereto understand and agree that this Agreement and the obligations and entitlements hereunder may be assigned, either in whole or in part by Actrade to any third party without otherwise affecting the terms or conditions hereof. However, it is also understood and agreed that this Agreement and its rights, obligations and entitlements may not be assigned or otherwise transferred by Maker without the express written consent of Actrade.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ACTRADE CAPITAL, INC.                       XETEL CORPORATION

By:                                         By:
   -----------------------------               ---------------------------------
     Richard Couzzi                                  AUTHORIZED SIGNATURE
     Vice President, Credit & Collections
                                            ------------------------------------
                                                     PRINT NAME AND TITLE

                                  (SCHEDULE A)

         DEPT      LOCATION                       ITEM DESCRIPTION                     QTY       TOTAL COST$
         1270                     Indoff/Warehouse Shelving                                        30,603
         1270                     Indoff/Warehouse IA                                               6,311
         1324      Mfg. Floor     Arlink - Inv#702061 - PO# G45337 - Conveyor           1           9,464
         1325                     Briggs/Workbenches                                   52           3,387
         1325      Linda Richie   Marshall/Storage Cabinets                             1          10,527
         1325                     Arbell/ (20) Workstations                            20          16,750
         1400      Bill Pettit    Ergotron - Inv#149975 - PO# G45456 - Work Station     1           2,797
         1400      Linda Richie   Workbenches (Sys. Integration)                                   18,782
         1306                     Shelving Tool Crib                                    1           3,367
         1385      VP OPERATION   36X72 WALNUT DESK                                     1             733
         1385      VP OPERATION   WALNUT CREDENZA W/KB SLIDE                            1             741
         1385      R&M Room       Model CHW69 Modular Storage Cabinet                   1           2,390
         1385      Mfg Area       Beige Lyon Lockers                                                9,637
         1385      Bill Nabors    BT Office Products                                                3,052
         1385      Mfg Area       Remanufactured Partitions                                         4,428
         1385      Mfg Area       Workbenches                                                       5,454
         1385      Mfg Area       Partition Furniture                                              28,421
         1470                     Cubicle Offices                                                   5,887
         1510      T. Bergman     Desk/Chair/Crendenza                                              1,939
         1510                     Marshall - Metcal Workstations                       12           7,066
         1600      Mkting Storage 20' Nimlok Tradeshow Display                          1          18,904
         1600      Steve Sauter   Office Furniture                                      1           5,973
         1700      DAVE GAULT     36X72 OAK DESK                                        1             750
         1700      DAVE GAULT     OAK CRENDENZA W/KB SLIDE                              1             762
         1700      KAREN HOSKINS  CHAIR/SIDE ONYX MAHOGANY                              1             264
         1700      KAREN HOSKINS  MAHOGANY TABLE                                        1             604
         1700      KAREN HOSKINS  DESK, RETURN, BOOKCASE                                1           2,204
         1700      ANGE DECARO    NORFOLK SOFA/PILLOWS/PICTURES                                     1,425
         1700      ANGE DECARO    BASE CABINET/GLASS CABINET                                        1,768
         1700      ANGE DECARO    CHAIR/COMPUTER TABLE/PEDESTAL                                     3,509
         1700      ANGE DECARO    OFD/COMPUTER TABLE                                                  687
         1700      LOBBY          Desk, Credenza, Bookcase                                          3,753
         1700      LOBBY          Desk, Credenza, Bookcase IA                                       (530)
         1700      ANGE DECARO    Credenza/tabletop                                                 2,319
         1700      Rich Phillips  Hon Executive Furniture - Mahogany                    1           4,029
         1700      LOBBY          XeTel Logo Pictures                                               3,394
         1710      Chilinski      36X72 WAL. EXEC. DESK                                 1             638
         1710      Chilinski      WALNUT 2 DR LATERAL FILE                              2           1,288
         1710      Chilinski      WALNUT KNEESPACE CREDENZA                             1             796

SCHEDULE A                                                                     2


         DEPT      LOCATION       ITEM DESCRIPTION                                     QTY       TOTAL COST$
         1710      Schmid         Adjustable Workstation                                1          1,083
         1727      Gracy Frams    Briggs Workbenches                                             191,158
         1729      FACILITIES     A/H PUTTY/WALNUT DESKS                                3            826
         1729      FACILITIES     A/H PUTTY/WALNUT TABLE                                3            505
         1729      FACILITIES     A/H PUTTY 2DRW LEGAL FILE                             1            164
         1729      FACILITIES     PUTTY-2 DRAWER FILES                                  3            448
         1729      FACILITIES     CONFERENCE TABLE                                      1            575
         1729      FACILITIES     PUTTY/WALNUT COMPUTER TABLE                           2            324
         1729      FACILITIES     CONFERENCE RM CHAIRS                                  8            722
         1729      FACILITIES     EXECUTIVE CHAIRS                                      3            662
         1729      FACILITIES     DESK SIDE CHAIRS W/ARMS                               8            828
         1729      FACILITIES     RECPT. AREA COUCH (3SEATER)                           1            716
         1729      FACILITIES     RECPT. AREA CHAIR (1SEATER)                           3            788
         1729      FACILITIES     RECPT. AREA COCKTAIL TABLE                            1            159
         1729      FACILITIES     A/H LEGAL 4 DRWR FILE                                 1            197
         1729      FACILITIES     6' X 6' BOOKSHELF                                     1            308
         1729      FACILITIES     30 X 60 WORK TABLES                                  20          2,607
         1729      FACILITIES     HERMAN MILLER LATERAL FILE                            5            530
         1729      FACILITIES     HERMAN MILLER CHAIR BOARDS                            2            154
         1729      FACILITIES     HERMAN MILLER PANELS USED                            47          5,413
         1729      FACILITIES     A/H DESK W/TEAK                                       1            262
         1729      FACILITIES     A/H 30X60 TABLE                                       1            188
         1729      FACILITIES     4 DRWR LETTER FILE                                    1            143
         1729      FACILITIES     A/H 30X60 TEAK TABLES                                 4            666
         1729      FACILITIES     A/H 2 DRWR LETTER FILE                                3            264
         1729      FACILITIES     A/H 4 DRWR LETTER FILE                                1            123
         1729      FACILITIES     A/H TEAK DESK                                         1            283
         1729      FACILITIES     2 DRWR LETTER FILE                                    1             88
         1729      FACILITIES     A/H PUTTY WALNUT CRT TABLE                            1            187
         1729      FACILITIES     CORNER OAK TABLE                                      2          1,191
         1729      FACILITIES     BLACK 4 DRWR LEGAL FILE                               2            311
         1729      FACILITIES     A/H TEAK DESKS                                        2            561
         1729      FACILITIES     2 DRWR LETTER FILE                                    2            175
         1729      FACILITIES     4 DRWR BLK LETTER FILE                                2            122
         1729                     WALNUT STENO DESK                                     1            768
         1729      FACILITIES     2 DRWR LEGAL FILE W/LOCK                              1            126
         1729      FACILITIES     4 DRWR LEGAL FILE W/LOCK                              1            182
         1729      BREAKROOM      G.E. REFRIG W/ICE-MAKER                               1            689
         1729      FACILITIES     36X72 WALNUT TABLE                                    1            207
         1729      FACILITIES     BLUE STACK CHAIRS                                     8            263
         1729      FACILITIES     30X60 TEAK TABLES                                     2            333
         1729      FACILITIES     30X60 TEAK DESKS                                      4          1,091
         1729      FACILITIES     GREY SWIVEL CHAIRS                                    6            630
         1729      FACILITIES     GRAY SIDE CHAIR                                       4            378
         1729      FACILITIES     4 DRWR LETTER FILE W/LOCK                             1            150
         1729      FACILITIES     24X44 S/PED DESK                                      1            184
         1729      FACILITIES     2 DOOR PUTTY CABINETS                                 3            493
         1729      FACILITIES     4 DRWR LEGAL FILE-TAN                                 1            169
         1729      FACILITIES     TEAK 60X30 TABLE                                      1            142
         1729      FACILITIES     4X6 ALUM. MARKER BD                                   1            108
         1729      FACILITIES     A/H PUTTY/WALNUT DESK                                 1            273
         1729      FACILITIES     A/H PUTTY/WALNUT CRT TABLE                            1            189

SCHEDULE A                                                                     3



         DEPT      LOCATION       ITEM DESCRIPTION                                     QTY       TOTAL COST$
         1729      FACILITIES     EXEC. SWIVEL CHAIRS                                   3            940
         1729      FACILITIES     EXEC. SIDE CHAIRS                                     2            343
         1729      FACILITIES     4X8 MARKER BOARD                                      1            127
         1729      FACILITIES     INVENTORY CARD CABINET                                2            934
         1729      FACILITIES     PARCH 4 DRWR LETTER FILE                              1            110
         1729      FACILITIES     PARCH 4 DRW LETTER FILE                               1            151
         1729      FACILITIES     BLOODSTONE SIDE CHAIR/WALNUT                          2            311
         1729      FACILITIES     GRAY SIDE CHAIR/OAK                                   2            329
         1729      FACILITIES     30 X 60 AH/DESKS                                      2            473
         1729      FACILITIES     30 X 60 TABLES                                        2            274
         1729      FACILITIES     4 DRWR LETTER FILES                                   2            222
         1729      FACILITIES     GRAY SWIVEL CHAIRS                                    2            212
         1729      FACILITIES     30 X 60 TABLES                                        2            276
         1729      FACILITIES     30 X 60 AH/DESKS                                      2            471
         1729      FACILITIES     GRAY SWIVEL CHAIRS                                    2            212
         1729      FACILITIES     2 DRWR LETTER FILE                                    1             81
         1729      FACILITIES     HERMAN MILLER PANELS - ASSY                          12          4,283
         1729      FACILITIES     GRAY SWIVEL CHAIR                                     1            106
         1729      FACILITIES     LETTER FILE - 4 DRWR                                  1            138
         1729      FACILITIES     LETTER FILE - 2 DRWR.                                 2            169
         1729      FACILITIES     30 X 60 DESK                                          1            235
         1729      FACILITIES     30 X 60 DESK                                          1            235
         1729      FACILITIES     30 X 60 DESK                                          1            235
         1729      FACILITIES     STORAGE CABINET - 72"                                 1            147
         1729      FACILITIES     GRAY SIDE CHAIRS                                      3            277
         1729      FACILITIES     GRAY SWIVEL CHAIR                                     1            106
         1729      FACILITIES     BOOKCASE 48"                                          1             91
         1729      FACILITIES     GRAY SWIVEL CHAIR                                     1            106
         1729      FACILITIES     LETTER FILE - 4 DRWR                                  1            112
         1729      FACILITIES     30 X 60 DESK                                          1            235
         1729      FACILITIES     30 X 60 DESK                                          1            235
         1729      FACILITIES     LETTER FILE - 4 DRWR                                  1            112
         1729      FACILITIES     30 X 60 DESK                                          3            705
         1729      FACILITIES     4 DRWR LETTER FILE/W LOCK                             1            138
         1729      FACILITIES     2 DRWR LETTER FILE                                    3            254
         1729      FACILITIES     30 X 60 DESK                                          1            235
         1729      FACILITIES     GRAY SIDE CHAIRS                                      8            738
         1729      FACILITIES     GRAY SWIVEL CHAIR                                     5            531
         1729      FACILITIES     2 DRWR LETTER FILE                                    1             85
         1729      FACILITIES     4 DRWR LETTER FILE                                    1            112
         1729      FACILITIES     4 DRWR LETTER FILE                                    1            112
         1729      FACILITIES     72" STORAGE CABINET                                   1            147
         1729      FACILITIES     PARCHMENT STORAGE CABINET                             1            198
         1729      FACILITIES     GRAY SIDE CHAIR                                       3            277
         1729      FACILITIES     GRAY SIDE CHAIR                                       4            369
         1729      FACILITIES     4 DRWR LETTER FILE                                    1            112
         1729      FACILITIES     GRAY SWIVEL CHAIR                                     1            106
         1729      FACILITIES     GRAY SWIVEL CHAIR                                     1            106
         1729      FACILITIES     4 DRWR LETTER FILE                                    1            112
         1729      FACILITIES     PARCHMENT STORAGE CABINET                             1            198
         1729      FACILITIES     30 X 60" DESK                                         2            473
         1729      FACILITIES     30 X 60" TABLE                                        6          1,017

SCHEDULE A                                                                     4


         DEPT      LOCATION       ITEM DESCRIPTION                                     QTY       TOTAL COST$
         1729      FACILITIES     4 DRWR LETTER FILE                                    1            134
         1729      FACILITIES     GRAY SWIVEL CHAIR                                     2            214
         1729      FACILITIES     30 X 60" DESK                                         2            473
         1729      FACILITIES     30 X 60" TABLE                                        3            509
         1729      FACILITIES     2 DRWR LETTER FILE                                    2            169
         1729      FACILITIES     PUTTY MOBILE FILE                                     2            183
         1729      FACILITIES     4 DRWR LEGAL FILE W/LOCK                              1            150
         1729      FACILITIES     72 X 36 TABLE                                         1            161
         1729      FACILITIES     2 DRWR LETTER FILE                                    1             85
         1729      FACILITIES     GRAY SWIVEL CHAIRS                                    3            321
         1729      FACILITIES     2 DRWR LETTER FILES                                   3            256
         1729      FACILITIES     4 DRWR LETTER FILE                                    1            134
         1729      FACILITIES     30 X 60 TABLE                                         4            678
         1729      FACILITIES     18 X 60 TABLE                                         1            125
         1729      FACILITIES     30 X 60 DESKS                                         2            473
         1729      FACILITIES     30 X 60 TABLES                                        3            509
         1729      FACILITIES     30 X 60 DESKS                                         3            710
         1729      FACILITIES     29" BOOKCASE                                          2            123
         1729      FACILITIES     30 X 36 TABLE                                         1            140
         1729      FACILITIES     30 X 60 DESKS                                         3            710
         1729      FACILITIES     2 DRWR LETTER FILE                                    3            256
         1729      FACILITIES     GRAY SWIVEL CHAIRS                                    3            321
         1729      FACILITIES     2 DRWR LETTER FILES                                   2            171
         1729      FACILITIES     WALNUT 48" BOOKCASE                                   1            199
         1729      FACILITIES     4 DRWR LEGAL FILE CAB                                 1            112
         1729      FACILITIES     30 X 36 TABLE                                         1            140
         1729      FACILITIES     GRAY SIDE CHAIRS                                      7            673
         1729      FACILITIES     30 X 60 TABLE                                         1            170
         1729      FACILITIES     4 DRWR LETTER FILE                                    1            112
         1729      FACILITIES     30 X 60 DESK                                          1            237
         1729      FACILITIES     30 X 60 TABLE                                         1            170
         1729      FACILITIES     GRAY SWIVEL CHAIRS                                    2            214
         1729      FACILITIES     30 X 60 DESK                                          2            473
         1729      FACILITIES     4 DRWR LETTER FILE                                    1            112
         1729      FACILITIES     2 DRWR LETTER FILE CAB                                2            171
         1729      FACILITIES     29" BOOKCASE                                          2            123
         1729      FACILITIES     48" BOOKCASE                                          1             92
         1729      FACILITIES     30 X 60 TABLE                                         1            170
         1729      FACILITIES     4 DRWR LETTER CABINET                                 1            107
         1729      FACILITIES     2 DRWR LETTER FILE                                    1             75
         1729      FACILITIES     30 X 60 DESK                                          1            278
         1729      FACILITIES     30 X 60 DESK                                          1            278
         1729      FACILITIES     30 X 60 DESK                                          1            278
         1729      FACILITIES     30 X 60 DESK                                          1            278
         1729      FACILITIES     30 X 60 DESK                                          1            278
         1729      FACILITIES     30 X 60 DESK                                          2            556
         1729      FACILITIES     30 X 60 DESK                                          1            226
         1729      MFG CONF       WALNUT CONFERENCE TABLE                               1            538
                   ROOM
         1729      FACILITIES     HERMAN MILLER CUBICLES                               34          20,188
         1729      FACILITIES     FURN MASTER-CUBICLES/INSTALLATION                                67,899
         1729      LOBBY          EKITA - CUSTOM COFFEE TABLE                                         794

SCHEDULE A                                                                     5


         DEPT      LOCATION       ITEM DESCRIPTION                                     QTY       TOTAL COST$
         1729      FACILITIES     FOX INV 09941 CUBICLE WIRING                                     8,392
         1729      FACILITIES     FURN MASTER-ADD'L PARTS INV 1822                                   596
         1729      FACILITIES     HULL SUPPLY 17013-WINDOWS FOR DOOR                                 575
         1729      SUBTOTAL       TOTAL OF #                                                       9,403
         1729      FACILITIES     MAHOGANY CREDENZA                                                  (50)
         1729      FACILITIES     CHAIR, GUEST SIDE GREEN/MAH                                        207
         1729      FACILITIES     CHAIR, GUEST SIDE GREEN/MAH                                        207
         1729      FACILITIES     CHAIR, GUEST SIDE GREEN/MAH                                        207
         1729      FACILITIES     CHAIR, GUEST SIDE GREEN/MAH                                        207
         1729      FACILITIES     CHAIR, GUEST SIDE GREEN/MAH                                        207
         1729      FACILITIES     CHAIR, GUEST SIDE GREEN/MAH                                        207
         1729      FACILITIES     RETURN, EXEC RIGHT MAHOGANY                                        287
         1729      FACILITIES     RETURN, EXEC RIGHT MAHOGANY                                        297
         1729      FACILITIES     RETURN, EXEC RIGHT MAHOGANY                                        297
         1729      FACILITIES     ROUND MAHOGANY TABLE                                               312
         1729      FACILITIES     ROUND MAHOGANY TABLE                                               312
         1729      FACILITIES     ROUND MAHOGANY TABLE                                               312
         1729      FACILITIES     2DR LATERAL FILE                                                   345
         1729      FACILITIES     CHAIR, EXEC H/B GREEN MED OAK                                      372
         1729      FACILITIES     CHAIR, EXEC H/B GREEN MED OAK                                      372
         1729      FACILITIES     CHAIR, EXEC H/B GREEN MED OAK                                      372
         1729      FACILITIES     END TABLE                                                          386
         1729      FACILITIES     GREEN LOVESEAT                                                     399
         1729      FACILITIES     GREEN LOVESEAT                                                     399
         1729      FACILITIES     MAHOGANY CREDENZA                                                  410
         1729      FACILITIES     DESK, SINGLE PED. MAHOGANY                                         432
         1729      FACILITIES     DESK, SINGLE PED. MAHOGANY                                         432
         1729      FACILITIES     DESK, SINGLE PED. MAHOGANY                                         432
         1729      FACILITIES     DESK, SINGLE PED. MAHOGANY                                         529
         1729      FACILITIES     MAHOGANY CREDENZA                                                  559
         1729      FACILITIES     MAHOGANY CREDENZA                                                  559
         1729      FACILITIES     MAHOGANY CREDENZA                                                  559
         1729      FACILITIES     MAHOGANY COMPUTER TABLE                                            602
         1729      FACILITIES     COFFEE AND SOFA TABLES                                           1,056
         1729      FACILITIES     SOFA & LOVESEAT                                                  1,947
         1729      FACILITIES     CUBICAL REFURB. PROJECT #89                                     12,159
         1729      FACILITIES     CUBICAL REFURB. PROJECT #89                                      7,723
         1729      FACILITIES     CUBICAL REFURB. PROJECT #89                                      7,306
         1729      FACILITIES     CUBICAL REFURB. PROJECT #89                                      7,085
         1729      FACILITIES     CUBICAL REFURB. PROJECT #89                                      7,293
         1729      FACILITIES     CUBICAL REFURB. PROJECT #89                                     10,239
         1729      FACILITIES     CUBICAL REFURB. PROJECT #89                                      8,097
         1729      FACILITIES     CUBICAL REFURB. PROJECT #89                                        704
         1729      FACILITIES     CUBICAL REFURB. PROJECT #89                                      7,981
         1729      FACILITIES     CUBICAL REFURB. PROJECT #89                                      1,124
         1729      FACILITIES     REFURBISH HERMAN MILLERS PANEL                                   2,373
         1729      FACILITIES     PRODUCTION MFG CHAIR                                             3,389
         1729      FACILITIES     INDUSTRIAL REFRIG                                                2,219
         1729      FACILITIES     BT Office/ Folding Tables                            42          9,970
         1729      FACILITIES     BT Office/Locker Benches                             19          3,401
         1729      FACILITIES     Training Tables                                      50         16,780
         1729      FACILITIES     BT Office/ Folding Tables IA                         42            822

SCHEDULE A                                                                     6


         DEPT      LOCATION       ITEM DESCRIPTION                                     QTY       TOTAL COST$
         1729      FACILITIES     Scottman Ice Maker                                    1           2,895
         1729      FACILITIES     Training Tables IA                                   50           1,440
         1729      FACILITIES     BT Office/ Folding Tables IA                         42          (1,101)
         1729      FACILITIES     Walltech/Offices                                                  8,224
         1729      Facilities     ICS - Inv# 2729 - PO# G45221 - Badge Reader           1           4,985
         1729      FACILITIES     Victory 2 Door Frig                                               2,219
         1729      FACILITIES     Star Furniture/Lobby GFarms                                       7,992
         1729      FACILITIES     ABC Restaurant Supply/Refrigerator                                2,051
         1730      COMPUTER RM    TIC CABLE SUPPLY-IS CABINETS                          3           4,428
         1730      COMPUTER RM    Network Organizer/Multi Media Cabinet                            10,761
         1730      COMPUTER RM    2 Manager Chairs with arms                                          926
         1730      COMPUTER RM    Multimedia Cabinet                                                1,690
         1730      COMPUTER RM    4 Keyboard pullouts/switching box                                 2,179

         ASSETS TRANSFERRED FROM CALIFORNIA

         1729      Items fr Cal   CUBICLE CO                                                       12,841
         1729      Items fr Cal   Cubicles-N                                                       12,857
         1729      Items fr Cal   LASER JET PRINTER                                                 2,915
         1729      Items fr Cal   PAYMENT TO TELESET                                               28,432
         1729      Items fr Cal   BUNDLE HP LASERJET                                                1,571
         1729      Items fr Cal   BUNDLE HP LASERJET                                                1,580
         1729      Items fr Cal   WRKBNCH 30"                                                         201
         1729      Items fr Cal   WRKBNCH-30                                                          214
         1729      Items fr Cal   WRKBNCH 9                                                           388
         1729      Items fr Cal   FAX-PLAIN                                                         1,811
         1729      Items fr Cal   M100-ULTRA TORQ ANALYZER 110V                                     2,267
         1729      Items fr Cal   CUBICLES                                                          5,307
         1729      Items fr Cal   TOOL, BENCH MOUNT HYDRA AVDEL                                     3,634
         1729      Items fr Cal   DIGITAL CAMERA                                                    1,062
         1729      Items fr Cal   Sales Office Furniture                                           26,429
         1729      Items fr Cal   Office Furniture/Benchmark                                       15,127

         TOTAL FURNITURE-AUSTIN                                                                 $ 869,759
                                                                                              -----------------

                                                                                              =================

SCHEDULE A                                                                     7



          DEPT     LOCATION                   ITEM DESCRIPTION              TOTAL COST $
          1510     Workstation       2nd installment on cubicles               19,420
                   Designs
          1510     Workstation       3rd & final installment on cubicles        4,855
                   Designs
          1510     Workstation       1-additional cubicle                         985
                   Designs
          1510     Tod Bradury       Cubicles from Nokia                        3,108
          1510     Workstation       Charleston Series 36x72 desk (2)           5,776
                   Designs
          1510     Workstation       Charleston Series 36x72 desk (2)           5,776
                   Designs
          1510                                                                 14,013
          1510     Theresa Mink's    Leather Sofa Lobby                         1,774
          1510     Expo Design       Rug for lobby Guggen Arts GA15               757
                   Center
          1510     Sam's             Chairs Manuf Floor                         1,136
          1510     North Dallas Wshe Uprights 18x42/pr beams                    6,636
          1510     Indoff Inc        Lockers(84) & Mat                          9,419
          1510     Corporate Express Guest chair(2)/Swivel char(12)             3,643
          1510     Ridout/Roberts    Pictures                                   2,500
          1510     Shannon           Workstations(20)                          12,319
          1510     Indoff Inc        Wire care                                  5,007
          1510     Starrco           Walls 10 X 36 X 8                          8,103
          1510     Indoff Inc        Lockers(54) & Mat                          4,251
          1510     Ridout/Roberts    Pictures(credit)                          (2,456)

         TOTAL FURNITURE--DALLAS                                            $ 173,846

SCHEDULE A                                                                     8



         DEPT       LOCATION                ITEM DESCRIPTION                QTY       TOTAL COST $
         1730          IS      Dell - (2) PowerEdge 1300 Base, PIII,         2           10,329
                               800 Mhz/256K Servers
         1730          IS      Dell - 800Mhz/133 GX110                       1           2,162
         1730          IS      Dell - 800Mhz/133 GX110                                     755
         1730          IS      Dell Optiplex GL200                           1           1,585
         1730          IS      Dell Optiplex GL200                                         468
         1730          IS      Dell Optiplex GX200                           4           5,132
         1730          IS      Dell Optiplex GX200                                         512
         1730          IS      Dell - Backup system replacement parts                    5,315
         1730          IS      Dell - Backup system replacement parts                      466
         1730          IS      Dell PC                                                   6,585
         1730          IS      Dell PC                                                     608
         1730                  Dell Direct / (6) Dell 700 Celeron            6           5,003
                               GX100/S
         1730                  Dell Direct / (6) Dell 700 Celeron                          575
                               GX100/S
         1730                  Dell Direct / (4) Latitude CPTS600GT          4           9,736
         1730                  Dell Direct / (4) Latitude CPTS600GT                        890
         1730          IS      Dell / Poweredge 2400 Server                  1           2,601
         1730      IS - Gary   Dell Latitude CPX J650Gt Notebook             1           2,685
                     Trott     Computer
         1730          IS      Dell Direct / (4) Dell 700 Celeron GX100      4           3,823
         1730          IS      Dell Direct / (6) Dell 700 Celeron            6           5,593
                               GX100/S
         1730          IS      Dell / Poweredge 2450 Server-Unicam           1           8,410
     TOTAL COMPUTERS/OFFICE
     EQUIPMENT                                                                       $ 306,740



         TOTAL FURNITURE-AUSTIN                                                                    $   869,759
         TOTAL FURNITURE--DALLAS                                                                   $   173,846
         TOTAL COMPUTERS/OFFICE
         EQUIPMENT                                                                                 $   306,740
                                                                                                   ------------
         TOTAL    COLLATERAL                                                                       $ 1,350,345
                                                                                                   ============


"SCHEDULE A" APPROVED BY XETEL CORPORATION

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